DELAWARE VIP® TRUST

Delaware VIP Government Cash Management Series (the “Series”)

Supplement to the Series’ Summary and Statutory Prospectuses
each dated April 29, 2020

On May 20, 2020, the Board of Trustees of Delaware VIP Trust unanimously voted and approved a proposal to liquidate and dissolve the Series. The liquidation and dissolution are now expected to take effect on or about Dec. 4, 2020.

As noted in the supplement dated June 25, 2020 to the Series’ summary and statutory prospectuses, the Series closed to new investors and all sales efforts ceased as of the close of business on Thursday, July 2, 2020. However, the Series will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until close of business Dec. 2, 2020.

Until the liquidation of the Series, shareholders of the Series will have the opportunity to exchange out of the Series and into another series within the variable insurance product. If a shareholder does not opt to exchange their shares prior to the liquidation, the insurance company separate accounts will be paid a liquidating distribution by the Series.

Effective as of the date of this supplement, the following replaces the first paragraph at the beginning of the Series’ summary prospectus section entitled, “Delaware VIP Government Cash Management Series — Who manages the Series — Purchase and redemption of Series shares” and the statutory prospectus section entitled, “Series Summary: Delaware VIP Government Cash Management Series — Purchase and redemption of Series shares”:

The Series is closed to new investors. Existing shareholders of the Series may continue to purchase shares until close of business Dec. 2, 2020.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated August 17, 2020.